Exhibit 99.2
KBS STRATEGIC OPPORTUNITY REIT II, INC.
SUMMARY OF UNAUDITED PRO FORMA FINANCIAL STATEMENTS
The following pro forma information should be read in conjunction with the consolidated balance sheets of KBS Strategic Opportunity REIT II, Inc. (“KBS SOR II”) as of September 30, 2015, the related consolidated statements of operations, stockholders’ equity, and cash flows for the year ended December 31, 2014 and the nine months ended September 30, 2015, and the notes thereto. The consolidated financial statements of KBS SOR II for the year ended December 31, 2014 and the consolidated financial statements as of and for the nine months ended September 30, 2015 have been included in KBS SOR II’s prior filings with the SEC. In addition, this pro forma information should be read in conjunction with the financial statements and notes thereto as of and for the nine months ended September 30, 2015 and as of and for the year ended December 31, 2014 of the Q&C Hotel, which are included herein as Exhibit 99.1.
The unaudited pro forma balance sheet as of September 30, 2015 has been prepared to give effect to the acquisition of the Q&C Hotel as if the acquisition occurred on September 30, 2015.
The unaudited pro forma statements of operations for the nine months ended September 30, 2015 and for the year ended December 31, 2014 have been prepared to give effect to the acquisition of the Q&C Hotel, acquired on December 17, 2015, as if the acquisition occurred on January 1, 2014.
These unaudited pro forma financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Q&C Hotel been consummated as of January 1, 2014. In addition, the pro forma balance sheet includes pro forma preliminary estimates of the fair value of the assets and liabilities acquired in connection with the acquisition. These preliminary estimates may be adjusted in the future upon finalization of the purchase accounting.

KBS STRATEGIC OPPORTUNITY REIT II, INC.
UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2015

	KBS Strategic Opportunity REIT II Historical (a)	Q&C Hotel (b)	Pro Forma Adjustments (c)		Pro Forma Total

Assets
Real estate, net	$42,507,635	$29,532,259	$21,151,814	(c)	$93,191,708
Real estate loan receivable, net	3,355,788	—	—		3,355,788
Total real estate and real estate-related investments, net	45,863,423	29,532,259	21,151,814		96,547,496
Cash and cash equivalents	37,716,259	1,431,136	(23,751,645)	(d)	15,395,750
Restricted cash	1,780,322	204,479	(204,479)	(e)	1,780,322
Rents and other receivables, net	342,517	96,090	(43,672)	(c)	394,935
Deferred financing costs, prepaid expenses and other assets	1,070,090	504,162	69,614	(c) (e) (g)	1,643,866
Total assets	$86,772,611	$31,768,126	$(2,778,368)		$115,762,369

Liabilities and equity
Note payable	$26,000,000	$19,897,848	$8,431,857	(f)	$54,329,705
Accounts payable and accrued liabilities	2,531,915	445,063	(445,063)	(e)	2,531,915
Due to affiliates	1,872,260	—	—		1,872,260
Other liabilities	937,432	54,097	(9,157)	(c)	982,372
Total liabilities	31,341,607	20,397,008	7,977,637		59,716,252
Commitments and contingencies
Redeemable common stock	500,000	—	—		500,000

Equity
KBS Strategic Opportunity REIT II, Inc. stockholders’ equity
Preferred stock, $.01 par value; 10,000,000 shares authorized, no shares issued and outstanding	—	—	—		—
Common stock, $.01 par value; 1,000,000,000 shares authorized, 6,775,264 issued and outstanding and 6,775,264 pro forma shares	67,753	—	—		67,753
Additional paid-in capital	55,304,031	—	—		55,304,031
Cumulative distributions and net losses	(2,433,627)	—	(1,678,449)	(h)	(4,112,076)
Owner’s net equity	—	11,371,118	(11,371,118)	(e)	—
Total KBS Strategic Opportunity REIT II, Inc. stockholders’ equity	52,938,157	11,371,118	(13,049,567)		51,259,708
Noncontrolling interests	1,992,847	—	2,293,562	(i)	4,286,409
Total equity	54,931,004	11,371,118	(10,756,005)		55,546,117
Total liabilities and equity	$86,772,611	$31,768,126	$(2,778,368)		$115,762,369

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET
As of September 30, 2015

(a)	Historical financial information derived from KBS SOR II’s Quarterly Report on Form 10-Q as of September 30, 2015.

(b)	Represents the prior owner’s historical balance sheet of the Q&C Hotel (defined below) as of September 30, 2015, presented based on the financial statement classification utilized by KBS SOR II.

(c)
On December 17, 2015, KBS SOR II, through a consolidated joint venture (“Q&C Hotel Property JV”) between KBS SOR II’s indirect wholly owned subsidiary and EH Q&C, LLC (the “JV Partner”), acquired a 196-room hotel in New Orleans, Louisiana (“Q&C Hotel”) from AGRE NV Q&C Property Owner, LLC. The Q&C Hotel is directly owned by a wholly owned subsidiary of the Q&C Hotel Property JV (the the “Q&C Hotel Owner”). KBS SOR II owns a 90% equity interest in Q&C Hotel Property JV.

This represents the pro forma adjustments that are necessary to reflect the acquisition of the Q&C Hotel. The purchase price of the Q&C Hotel was $51.2 million plus closing costs. The Q&C Hotel Property JV funded the acquisition of the Q&C Hotel with funds contributed to the Q&C Hotel Property JV by its members and with proceeds from the Q&C Hotel Mortgage Loan (described below). KBS SOR II funded its contribution to the Q&C Hotel Property JV with proceeds from its initial public offering. The calculation of the total net purchase price is as follows:

Gross purchase price	$51,200,000
Purchase price adjustments, net	(480,254)
Total purchase price, net	$50,719,746
KBS SOR II determined the cost of tangible assets, identifiable intangible assets and assumed liabilities acquired in the business combination based on their estimated fair values. The purchase accounting for this acquisition is preliminary and subject to change. KBS SOR II allocated the purchase price and adjustments as follows:

Assets:
Land	$1,231,740
Building	49,208,224
Advanced bookings	244,109
Real estate, cost	50,684,073
Rents and other receivables, net	52,418
Deferred financing costs, prepaid expenses and other assets	28,195
Other liabilities	(44,940)
Total purchase price, net	$50,719,746

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA BALANCE SHEET (CONTINUED)
As of September 30, 2015

(d)	Adjustments to cash and cash equivalents include the following:

Q&C Hotel purchase price, net	$(50,719,746)
Proceeds from Q&C Hotel Mortgage Loan	28,329,705
Deferred financing costs and other assets	(545,581)
Real estate acquisition fees to affiliate	(698,928)
Real estate acquisition fees and expenses	(1,086,128)
Cash balance from prior owner’s historical balance sheet	(1,431,136)
Non-controlling interest contribution	2,400,169
Total adjustments to cash and cash equivalents	$(23,751,645)

(e)
The following adjustments reflect the prior owner’s assets and liabilities included in their historical balance sheet as of September 30, 2015 that were not acquired or assumed by KBS SOR II at the time of acquisition:

Restricted cash	$(204,479)
Deferred financing costs, prepaid expenses and other assets	(475,967)
Accounts payable and accrued liabilities	(445,063)
Owner’s net deficit	(11,371,118)

(f)
On December 17, 2015, in connection with the acquisition of the Q&C Hotel, Q&C Hotel Owner and Q&C Hotel Operations (a wholly owned subsidiary of a second joint venture KBS SOR II entered between a wholly owned subsidiary it elected to treat as a TRS and the JV Partner), as borrowers, entered into a mortgage loan with an unaffiliated lender, for borrowings of up to $30.0 million, secured by the Q&C Hotel (the “Q&C Hotel Mortgage Loan”). At closing, $28.3 million of the loan was funded and the remaining $1.7 million was available for future disbursements to be used for renovation costs, subject to certain terms and conditions contained in the loan documents.

The Q&C Hotel Mortgage Loan matures on December 17, 2018, with two one-year extension options, subject to certain terms and conditions contained in the loan documents. The Q&C Hotel Mortgage Loan bears interest at a floating rate of 325 basis points over one-month LIBOR.

(g)	Represents deferred financing costs incurred in connection with the Q&C Hotel Mortgage Loan.

(h)	Represents direct and incremental acquisition costs related to the acquisition which are not reflected in KBS SOR II’s historical balance sheet.

(i)	Represents the initial contribution to Q&C Hotel Property JV from the JV Partner, net of their proportionate share of acquisition fees and expenses.

KBS STRATEGIC OPPORTUNITY REIT II, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2015

	KBS Strategic Opportunity REIT II Historical (a)	Q&C Hotel (b)	Pro Forma Adjustments		Pro Forma Total

Revenues:
Hotel revenues	$14,118,709	$5,862,482	$—		$19,981,191
Interest income from real estate loan receivable	291,313	—	—		291,313
Total revenues	14,410,022	5,862,482	—		20,272,504
Expenses:
Hotel expenses	9,105,139	3,966,223	—		13,071,362
Asset management fees to affiliate	256,940	—	316,447	(c)	573,387
General and administrative expenses	1,560,117	—	—		1,560,117
Depreciation and amortization	550,016	1,011,196	287,413	(d)	1,848,625
Interest expense	868,935	609,793	215,701	(e)	1,694,429
Total expenses	12,341,147	5,587,212	819,561		18,747,920
Other income:
Other interest income	31,339	—	—		31,339
Total other income	31,339	—	—		31,339
Net income (loss)	2,100,214	275,270	(819,561)		1,555,923
Net (income) loss attributable to noncontrolling interests	(341,614)	—	22,784	(f)	(318,830)
Net income (loss) attributable to common stockholders	$1,758,600	$275,270	$(796,777)		$1,237,093
Net income per common share, basic and diluted	$0.30				$0.18
Weighted-average number of common shares outstanding, basic and diluted	5,841,402				6,775,264	(g)

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Nine Months Ended September 30, 2015

(a)	Historical financial information derived from KBS SOR II’s Quarterly Report on Form 10-Q for the nine months ended September 30, 2015.

(b)
Represents the prior owner’s historical statement of operations of the Q&C Hotel for the nine months ended September 30, 2015, presented based on the financial statement classification utilized by KBS SOR II.

The following is a summary of hotel revenues for the nine months ended September 30, 2015:

Rooms	$5,015,307
Food and beverage	607,528
Rental and other income	239,647
Total hotel revenues	$5,862,482
The following is a summary of hotel expenses for the nine months ended September 30, 2015:

Rooms	$1,376,674
Food and beverage	464,969
Other	191,585
General and administrative	543,707
Insurance	144,922
Property operations	269,063
Marketing and advertising	400,960
Utilities	174,763
Management fee to affiliate	175,926
Property taxes	199,796
Rent	23,858
Total hotel expense	$3,966,223

(c)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR II) for the nine months ended September 30, 2015 that would be due to an affiliate of KBS SOR II had the property been acquired on January 1, 2014. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR II’s affiliated advisor equal to the lesser of one-twelfth of (i) 1.0% of the cost of its investments and (ii) 2.0% of the sum of the cost of its investments, less any debt secured by or attributable to the investments. The cost of the real property investments is calculated as the amount paid or allocated to acquire the real property, including the cost of any subsequent development, construction or improvements to the property and including fees and expenses related thereto (but excluding acquisition fees paid or payable to KBS SOR II’s affiliated advisor).

(d)
Represents adjustments to depreciation and amortization expense for the nine months ended September 30, 2015 based on the estimated fair values of tangible assets and identifiable intangible assets as of the date of acquisition. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on site improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement.

(e)
Represents the interest expense and loan fee amortization expense incurred on a $30.0 million mortgage loan secured by the Q&C Hotel, which bears interest at a floating rate of 325 basis points over one-month LIBOR and matures on December 17, 2018, partially offset by the reversal of interest expense recorded by the prior owner.

(f)	Represents the portion of income allocated to the JV Partner.

(g)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS SOR II’s now terminated private offering used to complete the acquisitions were raised as of January 1, 2014 and KBS SOR II received a gross offering price of $9.20 per share.

KBS STRATEGIC OPPORTUNITY REIT II, INC.
UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

	KBS Strategic Opportunity REIT II Historical (a)	Q&C Hotel (b)	Pro Forma Adjustments		Pro Forma Total

Revenues:
Hotel revenues	$58,467	$3,813,398	$—		$3,871,865
Interest income from real estate loan receivable	125,769	—	—		125,769
Total revenues	184,236	3,813,398	—		3,997,634
Expenses:
Hotel expenses	46,207	3,660,890	—		3,707,097
Asset management fees to affiliate	12,585	—	421,929	(c)	434,514
Real estate acquisition fees to affiliate	554,666	—	—		554,666
Real estate acquisition fees and expenses	1,016,122	—	—		1,016,122
General and administrative expenses	1,095,372	—	—		1,095,372
Depreciation and amortization	3,117	767,103	1,560,514	(d)	2,330,734
Interest expense	29,200	585,523	507,043	(e)	1,121,766
Total expenses	2,757,269	5,013,516	2,489,486		10,260,271
Other income:
Other interest income	4,072	—	—		4,072
Total other income	4,072	—	—		4,072
Net loss	(2,568,961)	(1,200,118)	(2,489,486)		(6,258,565)
Net loss attributable to noncontrolling interests	112,767	—	326,768	(f)	439,535
Net loss attributable to common stockholders	$(2,456,194)	$(1,200,118)	$(2,162,718)		$(5,819,030)
Net loss per common share, basic and diluted	$(0.91)				$(1.09)
Weighted-average number of common shares outstanding, basic and diluted	2,704,988				5,333,051	(g)

KBS STRATEGIC OPPORTUNITY REIT II, INC.
NOTES TO UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
For the Year Ended December 31, 2014

(a)	Historical financial information derived from KBS SOR II’s Annual Report on Form 10-K for the year ended December 31, 2014.

(b)	Represents the prior owner’s historical statement of operations of the Q&C Hotel for the year ended December 31, 2014, presented based on the financial statement classification utilized by KBS SOR II.
The following is a summary of hotel revenues for the year ended December 31, 2014:

Rooms	$3,366,211
Food and beverage	155,823
Rental and other income	291,364
Total hotel revenues	$3,813,398
The following is a summary of hotel expenses for the year ended December 31, 2014:

Rooms	$1,353,914
Food and beverage	180,156
Other	149,639
General and administrative	619,905
Insurance	202,585
Property operations	340,893
Marketing and advertising	215,552
Utilities	231,484
Management fee to affiliate	114,305
Property taxes	224,743
Rent	27,714
Total hotel expense	$3,660,890

(c)
Represents asset management fees (not reflected in the historical statement of operations of KBS SOR II) for the year ended December 31, 2014 that would be due to an affiliate of KBS SOR II had the property been acquired on January 1, 2014. With respect to investments in real property, the asset management fee is a monthly fee paid to KBS SOR II’s affiliated advisor equal to the lesser of one-twelfth of (i) 1.0% of the cost of its investments and (ii) 2.0% of the sum of the cost of its investments, less any debt secured by or attributable to the investments. The cost of the real property investments is calculated as the amount paid or allocated to acquire the real property, including the cost of any subsequent development, construction or improvements to the property and including fees and expenses related thereto (but excluding acquisition fees paid or payable to KBS SOR II’s affiliated advisor).

(d)
Represents adjustments to depreciation and amortization expense for the year ended December 31, 2014 based on the estimated fair values of tangible assets and identifiable intangible assets as of the date of acquisition. Depreciation expense on the purchase price of buildings is recognized using the straight-line method and a 39-year life. Depreciation expense on site improvements is recognized using the straight-line method over the shorter of the life of the lease or expected useful life of the improvement. Amortization expense on advance bookings is recognized over a weighted average useful life of the bookings.

(e)
Represents the interest expense and loan fee amortization expense incurred on a $30.0 million mortgage loan secured by the Q&C Hotel, which bears interest at a floating rate of 325 basis points over one-month LIBOR and matures on December 17, 2018, partially offset by the reversal of interest expense recorded by the prior owner.

(f)	Represents the portion of income allocated to the JV Partner.

(g)
Represents pro forma weighted-average number of common shares, basic and diluted. The calculation assumes that proceeds, net of offering costs, from KBS SOR II’s now terminated private offering used to complete the acquisitions were raised as of January 1, 2014 and KBS SOR II received a gross offering price of $9.20 per share.